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                                                                    EXHIBIT 10.6

                                 GENERAL RELEASE


The undersigned, his or her heirs, successors, and/or assigns and any party claiming through or under the undersigned (individually and collectively, the "Releasors"), for good and valuable consideration, including, without limitation, the sum of Ten Dollars ($10.00), the receipt, sufficiency and adequacy of which are hereby acknowledged, does hereby forever release, discharge and acquit a21, Inc. a Texas corporation ("a21") and Agence 21, Inc. a Delaware corporation ("Agence") and all of their respective employees, officers, directors and affiliates (individually and collectively, the "Releasees") of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character and irrespective of how, why or by reason of what facts, whether heretofore or now existing or hereafter discovered, or which could, might or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, whether at law, equity or in administrative proceedings, whether at common law or pursuant to federal, state or local statute, each as though fully set forth herein at length, which the Releasors, or any one or more of them, ever had, now have or which may result from the existing or past state of things, from the beginning of the world to September 30, 2002, related in any way to the undersigned's employment, consulting or affiliation with a21 and/or Agence, including without limitation, in connection with accrued and unpaid wages, benefits and/or bonuses, if any, due and payable to Releasors.

This release includes, but is not limited to, claims arising under federal, state and local statutory or common law, including, but not limited to, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the California Fair Employment and Housing Act, claims for wrongful discharge under any public policy or any policy of A21, claims for breach of fiduciary duty, and the laws of contract and tort; and any claim for attorney's fees. Releasors promise never to file a lawsuit or assist in or commence any action asserting any claims, losses, liabilities, demands, or obligations released hereunder.

The Releasors hereby agree, represent and warrant that the matters released herein are not limited to matters that are known or disclosed. In this regard, the Releasors hereby agree, represent and warrant that they realize and acknowledge that factual matters which have occurred through the date hereof, but which are now unknown to them, may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected and they further agree, represent and warrant that the release contained herein has been negotiated and agreed upon in light of that realization and that they nevertheless hereby intend to release, discharge and acquit the Releasees from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses of any kind or nature whatsoever.

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT HE OR SHE IS FAMILIAR WITH SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA OR ANY ANALOGOUS STATE LAW OR FEDERAL LAW OR REGULATIONS ("SECTION 1542"). SECTION 1542 OF THE CALIFORNIA CIVIL CODE READS AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

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THE UNDERSIGNED  HEREBY WAIVES AND  RELINQUISHES ANY AND ALL RIGHTS AND BENEFITS
WHICH HE OR SHE HAS OR MAY HAVE UNDER SECTION 1542 TO THE FULL EXTENT THAT HE OR SHE LAWFULLY MAY WAIVE AND RELINQUISH ANY AND ALL SUCH RIGHTS AND BENEFITS.

It is hereby further understood and agree that the acceptance of delivery of this release by the Releasees shall not be deemed or construed as an admission of liability by the Releasees and the Releasees expressly deny liability of any kind or nature whatsoever arising from or related to the subject of this Release.

The  undersigned   hereby  expressly   agrees  that  any  contract,   agreement,
arrangement or other understanding, if any, in each case whether written or oral, between the undersigned and any of the Releasees entered into on or prior to the date hereof is or are hereby terminated and null and void, of no further force and effect; provided, however, that anything contained herein to the contrary notwithstanding, any Non-disclosure Agreement, Assignment of Inventions Agreement and Stock Option Allocations and Agreements between the undersigned and Agence or A21 shall remain in full force and effect and are not modified or affected in any way by this General Release and Termination.

This release may not be changed orally. This release, regardless of where executed or performed, shall be governed by, construed and enforced in accordance with the laws of the State of New York applicable to agreements executed and to be wholly performed therein (without reference to any conflicts of law principles thereunder).


IN WITNESS HEREOF, the undersigned has executed this General Release and Termination the ____ day of September, 2002.


                                            ---------------------------------
                                            Signature



                                            ---------------------------------
                                            Name (please print or type)


ACCEPTED AND AGREED

a21, INC.

By:
   ---------------------------------
Haim Ariav
President

AGENCE 21, INC.

By:
   ---------------------------------
Albert Pleus
Chairman

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